The PNC Financial Services Group, Inc. Second Quarter 2015 Earnings Conference Call July 15, 2015 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website.
The presentation contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting
PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2014 Form
10-K and our first quarter 2015 Form 10-Q, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes include non-GAAP financial information. Non-GAAP financial information includes metrics such as pre-tax, pre-provision earnings, tangible book value, and taxable equivalent net interest income, as well as adjusted results and certain information used to review components of reported information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
References
to
our
corporate
website
are
to
www.pnc.com
under
“About
Us–Investor
Relations.”
Our
SEC
filings
are
available
both
on
our
corporate
website
and
on
the
SEC’s
website
at
www.sec.gov.
We
include
web
addresses
here
as
inactive
textual
references
only.
Information
on
these
websites
is
not
part
of
this
presentation.

2Q15 Highlights
Successful second quarter
–
Revenue growth driven by higher noninterest income
–
Stable core NII
(1)
–
Well-managed expenses
–
Overall credit quality improved
–
Strong capital maintained
Progress on strategic priorities
–
Fee
income
grew
7%
linked
quarter
and
5%
compared
to
2Q14
(2)
–
OCC mortgage servicing consent order terminated
2Q15 financial
summary
Net income
Diluted EPS from
net income
Return on average
assets
$1.0 billion
$1.88
1.19%
(
1) Core net interest income (Core NII) is total net interest income (NII), as reported, less related purchase accounting accretion (scheduled and excess cash recoveries) (PAA). See also Note A in the Appendix. (2) See Reconcilement section of the Appendix.

Higher Commercial Loans, Deposits and Liquidity
Investment securities increase of
$2.3 billion funded by deposit
growth
Total loans increased $0.2 billion
–
Total Commercial grew $1.4
billion
–
Total Consumer declined $1.2
billion
Total deposits grew $4.8 billion
Highlights (Avg. Balances)
Category (billions)
2Q15
1Q15
2Q14
Investment securities
$59.4
4%
6%
Total commercial lending
$130.7
1%
7%
Total consumer lending
$74.7
(2%)
(3%)
Total loans
$205.4
0%
3%
Interest-earning deposits with
banks
$32.4
6%
121%
Total assets
$352.6
1%
9%
Total deposits
$237.8
2%
8%
Total equity
$45.9
0%
1%
Average
Balances
Linked Quarter:
Prior Year Quarter:
Total loans grew $6.2 billion
Non-strategic loans declined
$1.7 billion primarily impacting
Consumer lending
Total deposits increased $17.9
billion
%
change from:

Common shares outstanding down
4 million
Repurchased 5.9 million common
shares for approximately $0.6
billion during the quarter
(3)
The estimated Liquidity Coverage
Ratio at June 30, 2015 exceeded
100 percent for both PNC and PNC
Bank, N.A.
Strong Capital and Liquidity Position
(1)
See Note B in the Appendix for additional details. (2) June 30, 2015 ratio estimated. See Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common Equity Tier 1 Capital
Ratios slides and related information in the Appendix for further details. Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. For 2Q15, 1Q15 and 2Q14, the pro forma fully phased-in Basel III common equity Tier 1 ratios were calculated based on standardized approach RWAs and rules. (3) Repurchased under our 2015 capital plan authorization of up to $2.875 billion of common stock over the five quarter period starting in 2Q15. Through 2Q16, ability to purchase full amount is subject to factors such as market and general economic conditions, economic capital and regulatory capital conditions, alternative uses of capital, regulatory and contractual limitations, issuances related to employee benefit plans and the potential impact on credit ratings. (4) See
Appendix for additional information related to tangible book value per common share.
Highlights
Risk-weighted
assets (RWAs):
Jun. 30,
2015
Mar. 31,
2015
Jun. 30,
2014
Estimated fully phased-in Basel III
standardized
approach
RWAs
(1)
$301,619
$302,784
$295,217
Pro forma fully phased-In Basel III
common equity Tier 1
10.0%
10.0%
10.0%
Linked Quarter:
Prior Year Quarter:
Pro forma fully phased-in Basel
III common equity Tier I capital
ratio remained strong
Tangible book value per common
share grew 6%
(4)
Jun. 30,
2015
Mar. 31,
2015
Jun. 30,
2014
Book value per common share
$79.64
$78.99
$75.62
Tangible
book
value
per
common
share
(4)
$61.75
$61.21
$58.22
Common shares outstanding (millions)
516
520
532
Capital ratio:
(2)
(millions)

Revenue growth driven by strong
fee income and higher gains on
asset sales
Pretax, pre-provision earnings
increase largely reflects strong
noninterest income growth and
slightly higher expense
Overall credit quality improved
Solid Profitability Driven by Higher Noninterest Income
Highlights
(1)
(2),(3)
See
Notes
C,
D
and
E,
respectively,
in
the
Appendix
for
additional
details.
(4)
See
Reconcilement
section
of
the
Appendix.
Linked Quarter:
(millions)
2Q15
1Q15
2Q14
Net interest income
$2,052
(1%)
(4%)
Noninterest income
1,814
9%
8%
Total revenue
3,866
4%
1%
Noninterest expense
2,366
1%
2%
Pretax, pre-provision
earnings
(1,4)
1,500
9%
1%
Provision
46
(15%)
(36%)
Pretax earnings
(2)
$1,454
9%
3%
Net income
$1,044
4%
(1%)
Net income attributable to
diluted common shares
$987
7%
(1%)
Prior Year Quarter:
Revenue growth driven by higher
noninterest income partially offset
by lower NII
Noninterest expense increase
primarily reflects investments in
technology and business
infrastructure
Credit costs declined as overall
credit quality continued to improve
%
change from:
2Q15
1Q15
2Q14
Returns
ROAA
(3)
1.19%
1.17%
1.31%
ROACE
(3)
9.75%
9.32%
10.12%

Average interest-earning assets grew
2%
NII declined 1% largely due to lower
PAA
NIM down primarily due to:
–
Lower PAA
–
Increased liquidity position
Average interest-earning assets
increased 10%
NII decreased 4% due to core NII
and PAA decline
Core NII Stable
(1)
Core
NIM
is
net
interest
margin
(NIM)
less
(annualized
PAA/average
interest-earning
assets).
See
Reconcilement
section
of
the
Appendix.
Core NII
$1,941
($3)
($41)
Plus purchase accounting
accretion (PAA)
111
(17)
(36)
Total NII
$2,052
(20)
(77)
2Q15
1Q15
2Q14
Margins
Net interest margin (NIM)
2.73%
2.82%
3.12%
Core NIM
(1)
2.59%
2.65%
2.92%
Highlights
Linked Quarter:
2Q15
1Q15
2Q14
Average interest-earning
assets (billions)
$306.7
$5.0
$28.4
(millions)
Prior Year Quarter:
$
change from:

Strong fee income growth of
7%
(2)
from our diversified
businesses
Noninterest income growth of 9%
reflected higher fee income and
gains on asset sales including
gain on VISA sales of $79 million
Fee income grew 5%
(2)
–
Asset management up 15%
–
Corporate services grew 8%
–
Consumer services grew 3%
Fee income excluding residential
mortgage grew 8%
(2)
Noninterest income reflected
higher quality revenues from fee
income
Strong Fee Income Growth
Highlights
(1)
Asset
management
includes
the
Asset
Management
Group
(AMG)
and
BlackRock.
(2)
See
Reconcilement
section
of
the
Appendix.
(3)
Total
other
noninterest
income
includes
net
gains
(losses)
on
sales
of
securities
and
other
income
(including
gains
on
asset
dispositions).
Linked Quarter:
(millions)
2Q15
1Q15
2Q14
Asset
management
(1)
$416
$40
$54
Consumer services
334
23
11
Corporate services
369
25
26
Residential mortgage
164
-
(18)
Service charges on deposits
156
3
-
Fee income
(2)
1,439
91
73
Total other noninterest
income
(3)
375
64
60
Total noninterest income
$1,814
$155
$133
2Q15
1Q15
2Q14
Noninterest income to total
revenue
47%
44%
44%
Prior Year Quarter:
$ change from:

Disciplined Expense Management While Investing for
Growth
Noninterest expense increased 1%
–
Higher variable compensation
costs related to higher business
activity
–
Increased technology expense
and related costs for third party
services
–
Lower
charges
related
to
historic
tax
credits
(2)
Highlights
Linked Quarter:
(1) See Note F in the Appendix. (2) Asset impairment charges related to historic tax credits recorded as reductions to the associated investment asset balances. In prior periods, these credits were recorded as a reduction of income tax expense. This change in application of historic tax credits was not material to our financial results but did result in the increase in our effective tax rate to 28.2 percent up from 24.4 percent in the first quarter.
(millions)
2Q15
1Q15
2Q14
Personnel
$1,200
$43
$28
Occupancy
209
(7)
10
Equipment
231
9
27
Marketing
67
5
(1)
Other
659
(33)
(26)
Total noninterest expense
$2,366
$17
$38
2Q15
1Q15
2Q14
Efficiency ratio
(1)
61%
63%
61%
Prior Year Quarter:
Noninterest expense increased due
to investments in technology and
business infrastructure and higher
compensation costs
$ change from:

Overall credit quality
improved
2Q15
1Q15
2Q14
1Q15
2Q14
Nonperforming
loans
(1,2)
$2,252
$2,405
$2,801
(6%)
(20%)
Total
Past
Due
(1,3)
$1,641
$1,750
$2,098
(6%)
(22%)
Commercial Lending
($27)
$1
$29
NM
NM
Consumer Lending
$94
$102
$116
(8%)
(19%)
Total Net Charge-offs
$67
$103
$145
(35%)
(54%)
Provision
$46
$54
$72
(15%)
(36%)
2Q15
1Q15
2Q14
Loan loss reserves to
total loans
(4)
1.59%
1.61%
1.72%
Credit Quality Improved
Highlights
(millions)
Overall credit quality
improved
–
Overall delinquencies
declined
–
Net charge-offs
decreased and were
.13% of average
loans
(5)
–
Provision for credit
losses declined
Maintained appropriate
reserves
% change from:
As
of
quarter
end
except
net
charge-offs
and
provision,
which
are
for
the
quarter.
(1)
Does
not
include
purchased
impaired
loans
or
loans
held
for
sale.
(2)
Does
not
include
foreclosed
and
other
assets.
Excludes
certain
government
insured
or
guaranteed
loans
and
loans
accounted
for
under
the
fair
value
option.
(3)
Includes
loans
that
are
government
guaranteed/insured,
primarily
residential
mortgages.
Past
due
loans
in
this
category
totaled
$1.1
billion
in
2Q15.
(4)
See
Note
G
in
the
Appendix
for
additional
details.
(5)
Net
charge-offs
to
average
loans
for
2Q15
(annualized).
Linked Quarter:
Prior Year Quarter:

Outlook
(1)
–
3Q15 vs. 2Q15
Balance sheet
Loans
Modest Growth
Income
statement
Net interest
income
Stable
Fee income
(2)
Stable
Noninterest
expense
Stable
Loan loss
provision
$50-$100 million
(1)
Refer
to
Cautionary
Statement
in
the
Appendix,
including
economic
and
other
assumptions.
Does
not
take
into
account
impact
of
potential
legal
and
regulatory
contingencies.
(2)
Fee
income
refers
to
noninterest
income
in
the
following
categories:
asset
management,
consumer
services,
corporate
services,
residential
mortgage,
and
service
charges
on
deposits.

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.
Forward-looking
statements
are
subject
to
numerous
assumptions,
risks
and
uncertainties,
which
change
over
time.
Forward-looking
statements
speak
only
as
of
the
date
made.
We
do
not
assume
any
duty
and
do
not
undertake
to
update
forward-looking
statements.
Actual
results
or
future
events
could
differ,
possibly
materially,
from
those
anticipated
in
forward-looking
statements,
as
well
as
from
historical
performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
–
Changes in interest rates and valuations in debt, equity and other financial markets.
–
Disruptions in the U.S. and global financial markets.
–
The
impact
on
financial
markets
and
the
economy
of
any
changes
in
the
credit
ratings
of
U.S.
Treasury
obligations
and
other
U.S.
government-backed
debt,
as
well
as
issues
surrounding
the
levels
of
U.S.
and
European
government
debt
and
concerns
regarding
the
creditworthiness
of
certain
sovereign
governments,
supranationals
and
financial
institutions
in
Europe.
–
Actions
by
the
Federal
Reserve,
U.S.
Treasury
and
other
government
agencies,
including
those
that
impact
money
supply
and
market
interest
rates.
–
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
–
Slowing or reversal of the current U.S. economic expansion.
–
Continued
residual
effects
of
recessionary
conditions
and
uneven
spread
of
positive
impacts
of
recovery
on
the
economy
and
our
counterparties,
including
adverse
impacts
on
levels
of
unemployment,
loan
utilization
rates,
delinquencies,
defaults
and
counterparty
ability
to
meet
credit
and
other
obligations.
–
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•
Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the U.S. economic expansion will speed up to an above trend growth rate near 3.2 percent in the second half of 2015, boosted by lower oil/energy prices, and that short-term interest rates and bond yields will rise slowly in the latter half of
2015. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
PNC’s
ability
to
take
certain
capital
actions,
including
paying
dividends
and
any
plans
to
increase
common
stock
dividends,
repurchase
common
stock
under
current
or
future
programs,
or
issue
or
redeem
preferred
stock
or
other
regulatory
capital
instruments,
is
subject
to
the
review
of
such
proposed
actions
by
the
Federal
Reserve
as
part
of
PNC’s
comprehensive
capital
plan
for
the
applicable
period
in
connection
with
the
regulators’
Comprehensive
Capital
Analysis
and
Review
(CCAR)
process
and
to
the
acceptance
of
such
capital
plan
and
non-objection
to
such
capital
actions
by
the
Federal
Reserve.
PNC’s
regulatory
capital
ratios
in
the
future
will
depend
on,
among
other
things,
the
company’s
financial
performance,
the
scope
and
terms
of
final
capital
regulations
then
in
effect
(particularly
those
implementing
the
Basel
Capital
Accords),
and
management
actions
affecting
the
composition
of
PNC’s
balance
sheet.
In
addition,
PNC’s
ability
to
determine,
evaluate
and
forecast
regulatory
capital
ratios,
and
to
take
actions
(such
as
capital
distributions)
based
on
actual
or
forecasted
capital
ratios,
will
be
dependent
at
least
in
part
on
the
development,
validation
and
regulatory
approval
of
related
models.
Legal
and
regulatory
developments
could
have
an
impact
on
our
ability
to
operate
our
businesses,
financial
condition,
results
of
operations,
competitive
position,
reputation,
or
pursuit
of
attractive
acquisition
opportunities.
Reputational
impacts
could
affect
matters
such
as
business
generation
and
retention,
liquidity,
funding,
and
ability
to
attract
and
retain
management.
These
developments
could
include:
–
Changes
resulting
from
legislative
and
regulatory
reforms,
including
major
reform
of
the
regulatory
oversight
structure
of
the
financial
services
industry
and
changes
to
laws
and
regulations
involving
tax,
pension,
bankruptcy,
consumer
protection,
and
other
industry
aspects,
and
changes
in
accounting
policies
and
principles.
We
will
be
impacted
by
extensive
reforms
provided
for
in
the
Dodd-Frank
Wall
Street
Reform
and
Consumer
Protection
Act
(the
“Dodd-Frank
Act”)
and
otherwise
growing
out
of
the
most
recent
financial
crisis,
the
precise
nature,
extent
and
timing
of
which,
and
their
impact
on
us,
remains
uncertain.
–
Changes
to
regulations
governing
bank
capital
and
liquidity
standards,
including
due
to
the
Dodd-Frank
Act
and
to
Basel-related
initiatives.
–
Unfavorable
resolution
of
legal
proceedings
or
other
claims
and
regulatory
and
other
governmental
investigations
or
other
inquiries.
In
addition
to
matters
relating
to
PNC’s
current
and
historical
business
and
activities,
such
matters
may
include
proceedings,
claims,
investigations,
or
inquiries
relating
to
pre-acquisition
business
and
activities
of
acquired
companies,
such
as
National
City.
These
matters
may
result
in
monetary
judgments
or
settlements
or
other
remedies,
including
fines,
penalties,
restitution
or
alterations
in
our
business
practices,
and
in
additional
expenses
and
collateral
costs,
and
may
cause
reputational
harm
to
PNC.
–
Results
of
the
regulatory
examination
and
supervision
process,
including
our
failure
to
satisfy
requirements
of
agreements
with
governmental
agencies.
–
Impact
on
business
and
operating
results
of
any
costs
associated
with
obtaining
rights
in
intellectual
property
claimed
by
others
and
of
adequacy
of
our
intellectual
property
protection
in
general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
Business
and
operating
results
are
affected
by
our
ability
to
identify
and
effectively
manage
risks
inherent
in
our
businesses,
including,
where
appropriate,
through
effective
use
of
third-party
insurance,
derivatives,
and
capital
management
techniques,
and
to
meet
evolving
regulatory
capital
and
liquidity
standards.
In
particular,
our
results
currently
depend
on
our
ability
to
manage
elevated
levels
of
impaired
assets.
Business
and
operating
results
also
include
impacts
relating
to
our
equity
interest
in
BlackRock,
Inc.
and
rely
to
a
significant
extent
on
information
provided
to
us
by
BlackRock.
Risks
and
uncertainties
that
could
affect
BlackRock
are
discussed
in
more
detail
by
BlackRock
in
its
SEC
filings.
We
grow
our
business
in
part
by
acquiring
from
time
to
time
other
financial
services
companies,
financial
services
assets
and
related
deposits
and
other
liabilities.
Acquisition
risks
and
uncertainties
include
those
presented
by
the
nature
of
the
business
acquired,
including
in
some
cases
those
associated
with
our
entry
into
new
businesses
or
new
geographic
or
other
markets
and
risks
resulting
from
our
inexperience
in
those
new
areas,
as
well
as
risks
and
uncertainties
related
to
the
acquisition
transactions
themselves,
regulatory
issues,
and
the
integration
of
the
acquired
businesses
into
PNC
after
closing.
Competition
can
have
an
impact
on
customer
acquisition,
growth
and
retention
and
on
credit
spreads
and
product
pricing,
which
can
affect
market
share,
deposits
and
revenues.
Industry
restructuring
in
the
current
environment
could
also
impact
our
business
and
financial
performance
through
changes
in
counterparty
creditworthiness
and
performance
and
in
the
competitive
and
regulatory
landscape.
Our
ability
to
anticipate
and
respond
to
technological
changes
can
also
impact
our
ability
to
respond
to
customer
needs
and
meet
competitive
demands.
Business
and
operating
results
can
also
be
affected
by
widespread
natural
and
other
disasters,
pandemics,
dislocations,
terrorist
activities,
cyberattacks
or
international
hostilities
through
impacts
on
the
economy
and
financial
markets
generally
or
on
us
or
our
counterparties
specifically.
We
provide
greater
detail
regarding
these
as
well
as
other
factors
in
our
2014
Form
10-K
and
our
first
quarter
2015
10-Q,
including
in
the
Risk
Factors
and
Risk
Management
sections
and
the
Legal
Proceedings
and
Commitments
and
Guarantees
Notes
of
the
Notes
To
Consolidated
Financial
Statements
in
those
reports,
and
in
our
subsequent
SEC
filings.
Our
forward-looking
statements
may
also
be
subject
to
other
risks
and
uncertainties,
including
those
we
may
discuss
elsewhere
in
this
presentation
or
in
our
SEC
filings,
accessible
on
the
SEC’s
website
at
www.sec.gov
and
on
our
corporate
website
at
www.pnc.com/secfilings.
We
have
included
these
web
addresses
as
inactive
textual
references
only.
Information
on
these
websites
is
not
part
of
this
document.
Any
annualized,
pro
forma,
estimated,
third
party
or
consensus
numbers
in
this
presentation
are
used
for
illustrative
or
comparative
purposes
only
and
may
not
reflect
actual
results.
Any
consensus
earnings
estimates
are
calculated
based
on
the
earnings
projections
made
by
analysts
who
cover
that
company.
The
analysts’
opinions,
estimates
or
forecasts
(and
therefore
the
consensus
earnings
estimates)
are
theirs
alone,
are
not
those
of
PNC
or
its
management,
and
may
not
reflect
PNC’s
or
other
company’s
actual
or
anticipated
results.

Notes
Appendix
Explanatory Notes
(A) PNC believes that core net interest income, a non-GAAP financial measure, is useful in evaluating the performance of our interest-based activities.
(B) Basel III standardized approach risk-weighted assets were estimated based on the Basel III standardized approach rules and include credit and market risk-weighted assets.
(G) The allowance for loan and lease losses includes impairment reserves attributable to purchased impaired loans.
(D) Pretax earnings is income before income taxes and noncontrolling interests.
(F) Efficiency ratio calculated as noninterest expense divided by total revenue.
(C) Pretax, pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP financial measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
(E) ROAA is Return on Average Assets and ROACE is Return on Average Common Shareholders' Equity.

Estimated Transitional Basel III and Pro forma Fully Phased-
In Basel III Common Equity Tier 1 Capital Ratios
Appendix
As a result of the staggered effective dates of the final U.S. Basel III regulatory capital rules (Basel III rules), as well as the fact that PNC remains in the parallel run qualification phase for the advanced approaches,
PNC’s regulatory risk-based capital ratios in 2015 will be calculated using the standardized approach for determining risk-weighted assets, and the definitions of, and deductions from, regulatory capital under the
Basel III rules (as such definitions and deductions are phased-in for 2015). We refer to the capital ratios calculated using the phased-in Basel III provisions in effect for 2015 and the standardized approach risk-
weighted assets as the 2015 Transitional Basel III ratios. Under the standardized approach for determining credit risk-weighted assets, exposures are generally assigned a predefined risk weight. Exposures to high volatility commercial real estate, past due exposures, equity exposures and securitization exposures are generally subject to higher risk weights than other types of exposures.
We provide information on the next slide regarding PNC’s estimated 2015 and 2014 Transitional Basel
III common equity Tier 1 ratios and PNC’s estimated pro forma fully phased-in Basel III common equity Tier 1 ratio. Under the Basel III rules adopted by the U.S. banking agencies, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital (subject to a phase-in schedule) to the extent they individually exceed 10%, or in the aggregate exceed 15%, of the institution's adjusted common equity Tier 1 capital. Also, Basel III regulatory capital includes (subject to a phase-in schedule)
accumulated other comprehensive income related to securities currently and previously held as available for sale, as well as pension and other postretirement plans.
PNC's regulatory risk-based capital ratios in 2014 were based on the definitions of, and deductions from, regulatory capital under the Basel III rules (as such definitions and deductions were phased-in for 2014) and Basel I risk-weighted assets (but subject to certain adjustments as defined by the
Basel III rules). We refer to the 2014 capital ratios calculated using these phased-in Basel III provisions and Basel I risk-weighted assets as the 2014 Transitional Basel III ratios.

Estimated Transitional Basel III and Pro forma Fully Phased-
In Basel III Common Equity Tier 1 Capital Ratios
2014 Transitional Basel III
Dollars in millions
Jun. 30, 2015
Mar. 31, 2015
Jun. 30, 2014
Jun. 30, 2015
Mar. 31, 2015
Jun. 30, 2014
Common stock, related surplus, and retained earnings, net of treasury stock
$40,688
$40,374
$39,380
$40,688
$40,374
$39,380
Less regulatory capital adjustments:
Goodwill and disallowed intangibles, net of deferred tax liabilities
(8,998)

(9,011)

(8,923)

(9,223)

(9,249)

(9,262)

Basel III total threshold deductions
(431)

(414)

(216)

(1,151)

(1,045)

(1,075)

Accumulated other comprehensive income (a)
21
115
115
53
288
576
All other adjustments
(104)
(112)
(5)
(152)
(150)
(74)
Estimated Basel III Common equity Tier 1 capital
31,176
$
30,952
$
30,351
$
30,215
$
30,218
$
29,545
$
Estimated Basel I risk-weighted assets calculated in accordance with transition rules (b)
N/A
N/A
277,126
$
N/A
N/A
N/A
Estimated Basel III standardized approach risk-weighted assets (c)
293,700
$
295,114
$
N/A
301,619
$
302,784
$
295,217
$
Estimated Basel III advanced approaches risk-weighted assets (d)
N/A
N/A
N/A
287,518
$
287,293
$
290,063
$
Estimated Basel III Common equity Tier 1 capital ratio
10.6%
10.5%
11.0%
10.0%
10.0%
10.0%
Risk-weight and associated rules utilized
Basel I (with 2014
transition adjustments)
(a) Represents net adjustments related to accumulated other comprehensive income for securities currently and previously held as available for sale, as well as pension and other postretirement plans.
(b) Includes credit and market risk-weighted assets.
(c) Basel III standardized approach risk-weighted assets were estimated based on the Basel III standardized approach rules and include credit and market risk-weighted assets.
(d) Basel III advanced approaches risk-weighted assets were estimated based on the Basel III advanced approaches rules, and include credit, market and operational risk-weighted assets.
PNC utilizes the pro forma fully phased-in Basel III capital ratios to assess its capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions. Our Basel III capital ratios and estimates may be impacted by additional regulatory guidance or analysis, and, in the case of those ratios calculated using the advanced approaches, the ongoing evolution, validation and regulatory approval of PNC’s models integral to the calculation of advanced approaches risk-weighted assets.
  2015 Transitional Basel III
  Pro forma Fully Phased-In Basel III
Standardized
Standardized (with 2015 transition
adjustments)

Tangible Book Value per Common Share
Appendix
% Change
Tangible Book Value per Common Share Ratio
6/30/15 vs.
3/31/15
6/30/15 vs.
6/30/14
Dollars in millions, except per share data
Jun. 30, 2015
Mar. 31, 2015
Jun. 30, 2014
Book value per common share
79.64
$
78.99
$
75.62
$
1%
5%
Tangible book value per common share
Common shareholders' equity
41,066
$
41,077
$
40,261
$
Goodwill and Other Intangible Assets (a)
(9,538)

(9,566)

(9,590)

Deferred tax liabilities on Goodwill and Other Intangible Assets
315

317

327

Tangible common shareholders' equity
31,843
$
31,828
$
30,998
$
Period-end common shares outstanding (in millions)
516

520

532

Tangible book value per common share (Non-GAAP)
61.75
$
61.21
$
58.22
$
1%
6%
Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.
(a) Excludes the impact from mortgage servicing rights of $1.6 billion at June 30, 2015, $1.3 billion at March 31, 2015, and $1.5 billion at June 30, 2014.

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended
$ in millions
Jun. 30, 2015
Mar. 31, 2015
% Change
Jun. 30, 2014
% Change
Asset management
$416
$376
11%
$362
15%
Consumer services
$334
$311
7%
$323
3%
Corporate services
$369
$344
7%
$343
8%
Residential mortgage
$164
$164
0%
$182
(10%)
Service charges on deposits
$156
$153
2%
$156
0%
Total fee income
$1,439
$1,348
7%
$1,366
5%
Residential mortgage
$164
$164
$182
   Fee income, adjusted for residential mortgage
$1,275
$1,184
8%
$1,184
8%
Net gains (losses) on sales of securities
$8
$42
($6)
Other
$367
$269
$321
   Total noninterest income, as reported
$1,814
$1,659
9%
$1,681
8%
For the three months ended
$ in millions
Jun. 30, 2015
Mar. 31, 2015
% Change
Jun. 30, 2014
% Change
Net interest income
$2,052
$2,072
(1%)
$2,129
(4%)
Noninterest income
$1,814
$1,659
9%
$1,681
8%
Total revenue
$3,866
$3,731
4%
$3,810
1%
Noninterest expense
($2,366)
($2,349)
1%
($2,328)
2%
Pretax pre-provision earnings (1)
$1,500
$1,382
9%
$1,482
1%
Net income
$1,044
$1,004
4%
$1,052
(1%)
(1) PNC believes that pretax, pre-provision earnings, a non-GAAP financial measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions
Jun. 30, 2015
Mar. 31, 2015
Dec. 31, 2014
Sept. 30, 2014
Jun. 30, 2014
Net interest margin, as reported
2.73%
2.82%
2.89%
2.98%
3.12%
Purchase accounting accretion (1)
$111
$128
$126
$147
$147
Purchase accounting accretion, if annualized
$445
$519
$500
$583
$590
Avg. interest earning assets
$306,719
$301,673
$293,905
$284,951
$278,369
Annualized purchase accounting accretion/Avg. interest-earning assets
0.14%
0.17%
0.17%
0.20%
0.20%
Core net interest margin (2)
2.59%
2.65%
2.72%
2.78%
2.92%
   For the three months ended
(1) Purchase accounting accretion is scheduled purchase accounting accretion plus excess cash recoveries.
(2) PNC believes that core net interest margin, a non-GAAP financial measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  The adjustment represents annualized purchase accounting accretion divided by average interest-earning assets.
For the three months ended
$ in millions
Jun. 30, 2015
Mar. 31, 2015
% Change
Jun. 30, 2014
% Change
Net Interest Income
Core net interest income (a)
$1,941
$1,944
0%
$1,982
(2%)
Total purchase accounting accretion
Scheduled accretion net of contractual interest
83
95
(13%)
112
(26%)
Excess cash recoveries
28
33
(15%)
35
(20%)
Total purchase accounting accretion
111
128
(13%)
147
(24%)
Total net interest income
$2,052
$2,072
(1%)
$2,129
(4%)
(a) We believe that core net interest income, a non-GAAP financial measure, is useful in evaluating the performance of our interest-based activities.